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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.9
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
                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          16
AMERICAN WASTE TRANSPORT, INC.
                                                                  For the period FROM:       3/1/02
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        3/31/02
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $  3,700,913.07      $   608,892.03    $   234,448.84
B.    Less:  Total Disbursements per all Prior Statements         -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $  3,664,473.51      $   608,198.39    $   234,037.92
D.    Receipts during Current Period                              -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $     36,439.56      $       693.64    $       410.92
      Description                                                 -------------------- ----------------- ------------------
      -----------




      TOTAL RECEIPTS THIS PERIOD:
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  -------------------- ----------------- ------------------
      (Attach Separate Listing if Necessary)                      $     36,439.56      $       693.64    $       410.92
      Date         Check No.       Payee/Purpose                  -------------------- ----------------- ------------------
      ----         --------        -------------



                                                                                                          $       18.00
      TOTAL DISBURSEMENTS THIS PERIOD:                            $     33,883.77      $        18.00
G.       Ending Balance (E less F)                                -------------------- ----------------- ------------------
                                                                  $      2,555.79      $       675.64     $      392.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36009
                               ----------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2012-36007
I.    Other monies on hand (Specify type and location) (i.e. Certificates of Deposit, Petty Cash):

      Petty Cash $3,000
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  May 29, 2002



                                         /s/ Eugene W. Tidgewell
                                         --------------------------------------
                                         Debtor in Possession or Trustee
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                            AMERICAN WASTE TRANSPORT
                                OPERATING ACCOUNT
                          FOR THE MONTH OF MARCH , 2002


     Type             Date      Num              Name           Memo   Class  Clr           Split             Amount    Balance
----------------   ------------------   ------------------------------------------------------------------------------------------
                                                                                                                        36,439.56
1001-SANWA CHECKING                                                                                                     36,439.56
Bill Pmt-Check      03/01/2002 1451     FLEET PRIDE                                2001-A/P - POST FILING    -1,883.77  34,555.79
Bill Pmt-Check      03/20/2002 1452     IRELL & MANELLA LLP                        2001-A/P - POST FILING   -32,000.00   2,555.79
                                                                                                            ----------------------
Total 1001-SANWA CHECKING                                                                                   -33,883.77   2,555.79
                                                                                                            ----------------------
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
                            AMERICAN WASTE TRANSPORT
                               PAYROLL TAX ACCOUNT
                          FOR THE MONTH OF MARCH , 2002


 Type        Date     Num   Name       Memo           Class   Clr          Split           Amount       Balance
----------------------------------------------------------------------------------------------------------------
                                                                                                          410.92
1003-SANWA PAYROLL TAXES                                                                                  410.92
Check      03/26/2002                Service Charge            X        6050-BANK CHARGES   -18.00        392.92
                                                                                          ---------     ---------
Total 1003-SANWA PAYROLL TAXES                                                              -18.00        392.92
                                                                                          ---------     ---------
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

                            AMERICAN WASTE TRANSPORT
                               PAYROLL ACCOUNT
                          FOR THE MONTH OF MARCH , 2002


 Type        Date     Num   Name       Memo           Class   Clr          Split           Amount       Balance
----------------------------------------------------------------------------------------------------------------
                                                                                                          693.64
1002-SANWA PAYROLL..                                                                                      693.64
Check      03/26/2002                Service Charge            X        6050-BANK CHARGES   -18.00        675.64
                                                                                          ---------     ---------
Total 1002-SANWA PAYROLL..                                                                  -18.00        675.64
                                                                                          ---------     ---------
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